JANUS EQUITY FUNDS

                        Supplement Dated January 2, 2002
                        to Prospectus Dated July 31, 2001
                         as Supplemented October 3, 2001


The Economic Growth and Tax Relief Reconciliation Act of 2001 made important changes to the rules governing certain tax-deferred accounts. The following summarizes the key changes that may impact mutual fund shareholders and supplements the Shareholder's Manual of the Prospectus. These changes became effective January 1, 2002.

o The contribution limits for Traditional and Roth IRA accounts have increased from the lesser of $2,000 or 100% of compensation annually to $3,000 or 100% of compensation annually. In addition, IRA shareholders age 50 or older may choose to contribute $500 a year more than these limits.

o The contribution limit for Coverdell Education Savings Accounts (formerly known as Education IRA accounts) increased from $500 annually to $2,000 annually on behalf of any child under the age of 18. In addition, contributions are now also allowed on behalf of children with special needs beyond age 18.

o The backup withholding percentage decreased to 30% of the amount of any dividends paid, redemption proceeds or exchange proceeds. The Funds will apply backup withholding to your account if you have failed to report income to the IRS, or if you do not certify your tax identification number on your account application.